UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 7, 2005

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7321 Lincoln Way, Garden Grove, California 92841
(Address of principal executive offices) (Zip Code)

714-898-0007
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Before the opening of business on April 26, 2005, the Registrant entered into the agreement with QuaTech, Inc., attached hereto as Exhibit 2.4 and incorporated herein by this reference.  This agreement relates to the letter of intent dated March 7, 2005, as filed in the original Form 8-K which is amended hereby.

Presently, the Registrant does not possess any direct or indirect interest in QuaTech, Inc., and QuaTech, Inc. does not possess any direct or indirect interest in the Registrant.

The Registrant’s news release filed as Exhibit 99.2 hereto is incorporated into this Item by this reference.

THE DEFINITIVE AGREEMENT IS SUBJECT TO NUMEROUS CONDITIONS, AND SUCH CONDITIONS MUST BE SATISFIED (OR SPECIFICALLY WAIVED) BEFORE THE CONTEMPLATED TRANSACTION CAN OCCUR.

The agreement envisions that the Registrant would issue shares of authorized and previously unissued Common Stock in exchange for all the equity securities of QuaTech, Inc.  The amount of shares we issue in the aggregate would be one and one half times the sum of the amount of Common Stock we currently have outstanding plus the amount then issuable on a net-exercise basis under currently outstanding options or warrants (based on a given price per share to be determined).

The envisioned transactions would result in, among other things, an increase in shares outstanding and dilution of the ownership percentages of the Registrant’s current shareholders.

The agreement envisions soliciting proxies from the Registrant’s shareholders in accordance with the proxy rules promulgated under Section 14(a) of the Securities Exchange Act.

The transaction would result in a change of control of the Registrant and the issuance of a large additional number of shares available for future sale.

The agreement also contemplates that we would effect a reverse stock split of the Registrant’s Common Stock in a ratio yet to be determined, and generally use our best efforts, in order to help to list our reclassified Common Stock on the Nasdaq Small Cap Market.  The reverse stock split is contemplated to occur prior to the effective time of the Merger, and in the Merger we will issue the Registrant’s post-reverse-split shares.

Section 8- Other Events

Item 8.01 Other Events

Before the opening of business on April 26, 2005, the Registrant entered into the agreement with QuaTech, Inc., attached hereto as Exhibit 2.4 and incorporated herein by this reference.

On April 26, 2005, the Registrant and QuaTech, Inc. mutually issued the news release, attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exh. No.	Description
2.3	Agreement dated March 7, 2005 between the Registrant and QuaTech, Inc. (1)
2.4

Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission.

99.2	News Release dated April 26, 2005 issued by the Registrant and QuaTech, Inc.

(1)	Filed as the like-numbered exhibit to this Form 8-K as filed March 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC Technologies Corp.
(Registrant)

Date	April 26, 2005
/s/ Creighton K. Early
(Signature)

Creighton K. Early, Chief Executive Officer
(Name and Title)

Exhibit Index

Exh. No.	Description
2.3	Agreement dated March 7, 2005 between the Registrant and QuaTech, Inc. (1)
2.4

Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early.  Other exhibits listed in the exhibit have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission.

99.2	News Release dated April 26, 2005 issued by the Registrant and QuaTech, Inc.

(1)	Filed as the like-numbered exhibit to this Form 8-K as filed March 8, 2005.